Exhibit 99.1   NEWS RELEASE

As previously announced, UScellular will hold a teleconference on May 5, 2023, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE
UScellular reports first quarter 2023 results
2023 guidance reaffirmed

CHICAGO (May 4, 2023) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $986 million for the first quarter of 2023, versus $1,010 million for the same period one year ago. Service revenues totaled $767 million, versus $787 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $13 million and $0.15, respectively, for the first quarter of 2023 compared to $49 million and $0.57, respectively, in the same period one year ago.
“Postpaid subscriber trends improved year over year as we made progress toward stabilizing our customer base, but we still had net subscriber losses during the quarter and have more work to do," said Laurent Therivel, UScellular President and CEO. “We continue to make significant investments in advancing our network, while our cost optimization program is helping us improve efficiency. Finally, we continue to see momentum in two growth areas of the business - both fixed wireless and towers had another strong quarter.”

2023 Estimated Results
UScellular’s current estimates of full-year 2023 results are shown below. Such estimates represent management’s view as of May 4, 2023 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2023 Estimated Results
	Previous	Current
(Dollars in millions)
Service revenues	$3,050-$3,150	Unchanged
Adjusted OIBDA[1]	$725-$875	Unchanged
Adjusted EBITDA[1]	$875-$1,025	Unchanged
Capital expenditures	$600-$700	Unchanged

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2023 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

		Actual Results
	2023 Estimated Results	Three Months Ended March 31, 2023	Year Ended December 31, 2022
(Dollars in millions)
Net income (GAAP)	N/A	$14	$35
Add back:
Income tax expense	N/A	11	37
Income before income taxes (GAAP)	$10-$160	$25	$72
Add back:
Interest expense	205	47	163
Depreciation, amortization and accretion expense	645	170	700
EBITDA (Non-GAAP)[1]	$860-$1,010	$242	$935
Add back or deduct:
Loss on impairment of licenses	—	—	3
(Gain) loss on asset disposals, net	15	10	19
(Gain) loss on sale of business and other exit costs, net	—	—	(1)
Adjusted EBITDA (Non-GAAP)[1]	$875-$1,025	$252	$956
Deduct:
Equity in earnings of unconsolidated entities	145	44	158
Interest and dividend income	5	2	8
Adjusted OIBDA (Non-GAAP)[1]	$725-$875	$206	$790
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for March 31, 2023, can be found on UScellular’s website at investors.uscellular.com.

Conference Call Information
UScellular will hold a conference call on May 5, 2023 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://events.q4inc.com/attendee/239182809
▪Access the call by phone at (888)330-2384 conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 4.7 million retail connections in 21 states. The Chicago-based company had 4,900 full- and part-time associates as of March 31, 2023. At the end of the first quarter of 2023, Telephone and Data Systems, Inc. owned 84 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Colleen Thompson, Vice President - Corporate Relations of TDS
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to attract people of outstanding talent throughout all levels of the organization; UScellular's smaller scale relative to larger competitors; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms and changes in roaming practices; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which UScellular does business; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and the impact, duration and severity of public health emergencies. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K, as updated by any UScellular Form 10-Q filed subsequent to such Form 10-K.

For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Retail Connections
Postpaid
Total at end of period	4,223,000	4,247,000	4,264,000	4,296,000	4,335,000
Gross additions	137,000	154,000	151,000	128,000	126,000
Feature phones	7,000	6,000	5,000	4,000	2,000
Smartphones	86,000	99,000	102,000	90,000	89,000
Connected devices	44,000	49,000	44,000	34,000	35,000
Net additions (losses)	(24,000)	(17,000)	(31,000)	(40,000)	(44,000)
Feature phones	(4,000)	(6,000)	(6,000)	(8,000)	(10,000)
Smartphones	(21,000)	(14,000)	(16,000)	(23,000)	(26,000)
Connected devices	1,000	3,000	(9,000)	(9,000)	(8,000)
ARPU[1]	$50.66	$50.60	$50.21	$50.07	$49.71
ARPA[2]	$130.77	$130.97	$130.27	$130.43	$129.93
Handset upgrade rate[3]	4.9%	7.0%	8.1%	6.0%	5.0%
Churn rate[4]	1.27%	1.35%	1.42%	1.30%	1.30%
Handsets	1.06%	1.12%	1.15%	1.10%	1.10%
Connected devices	2.78%	2.99%	3.40%	2.73%	2.70%
Prepaid
Total at end of period	470,000	493,000	493,000	490,000	495,000
Gross additions	43,000	61,000	62,000	56,000	55,000
Net additions (losses)	(23,000)	—	2,000	(4,000)	(18,000)
ARPU[1]	$33.19	$33.34	$35.04	$35.25	$34.59
Churn rate[4]	4.63%	4.11%	4.07%	4.07%	4.84%
Market penetration at end of period
Consolidated operating population	32,350,000	32,370,000	32,370,000	32,370,000	32,370,000
Consolidated operating penetration[5]	15%	15%	15%	15%	15%
Capital expenditures (millions)	$208	$176	$136	$268	$137
Total cell sites in service	6,950	6,945	6,933	6,916	6,899
Owned towers	4,338	4,336	4,329	4,323	4,310

1Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
2Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
3Handset upgrade rate calculated as total handset upgrade transactions divided by average postpaid handset connections.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2023	2022	2023 vs. 2022
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$767	$787	(3)%
Equipment sales	219	223	(2)%
Total operating revenues	986	1,010	(2)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	182	185	(2)%
Cost of equipment sold	253	257	(2)%
Selling, general and administrative	345	325	6%
Depreciation, amortization and accretion	170	171	(1)%
(Gain) loss on asset disposals, net	10	2	N/M
(Gain) loss on sale of business and other exit costs, net	—	(1)	N/M
Total operating expenses	960	939	2%

Operating income	26	71	(63)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	44	45	(2)%
Interest and dividend income	2	1	N/M
Interest expense	(47)	(33)	(41)%
Total investment and other income (expense)	(1)	13	N/M

Income before income taxes	25	84	(70)%
Income tax expense	11	32	(66)%
Net income	14	52	(72)%
Less: Net income attributable to noncontrolling interests, net of tax	1	3	(43)%
Net income attributable to UScellular shareholders	$13	$49	(74)%

Basic weighted average shares outstanding	85	86	(1)%
Basic earnings per share attributable to UScellular shareholders	$0.15	$0.57	(73)%

Diluted weighted average shares outstanding	86	87	(1)%
Diluted earnings per share attributable to UScellular shareholders	$0.15	$0.57	(73)%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Three Months Ended March 31,
	2023	2022
(Dollars in millions)
Cash flows from operating activities
Net income	$14	$52
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	170	171
Bad debts expense	26	25
Stock-based compensation expense	—	7
Deferred income taxes, net	7	22
Equity in earnings of unconsolidated entities	(44)	(45)
Distributions from unconsolidated entities	20	19
(Gain) loss on asset disposals, net	10	2
(Gain) loss on sale of business and other exit costs, net	—	(1)
Other operating activities	2	1
Changes in assets and liabilities from operations
Accounts receivable	37	15
Equipment installment plans receivable	1	—
Inventory	(1)	(4)
Accounts payable	(149)	(62)
Customer deposits and deferred revenues	(10)	9
Accrued taxes	1	130
Accrued interest	9	10
Other assets and liabilities	(52)	(40)
Net cash provided by operating activities	41	311

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(196)	(150)
Cash paid for licenses	(5)	(561)
Other investing activities	9	1
Net cash used in investing activities	(192)	(710)

Cash flows from financing activities
Issuance of long-term debt	115	625
Repayment of long-term debt	(3)	(126)
Issuance of short-term debt	—	60
Repayment of short-term debt	(60)	—
Repurchase of Common Shares	—	(10)
Distributions to noncontrolling interests	(1)	(1)
Cash paid for software license agreements	(7)	(2)
Other financing activities	(1)	(2)
Net cash provided by financing activities	43	544

Net increase (decrease) in cash, cash equivalents and restricted cash	(108)	145

Cash, cash equivalents and restricted cash
Beginning of period	308	199
End of period	$200	$344

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31, 2023	December 31, 2022
(Dollars in millions)
Current assets
Cash and cash equivalents	$154	$273
Accounts receivable, net	1,009	1,072
Inventory, net	262	261
Prepaid expenses	76	68
Income taxes receivable	4	4
Other current assets	57	45
Total current assets	1,562	1,723

Assets held for sale	18	26

Licenses	4,692	4,690

Investments in unconsolidated entities	477	452

Property, plant and equipment, net	2,658	2,624

Operating lease right-of-use assets	910	918

Other assets and deferred charges	680	686

Total assets	$10,997	$11,119

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31, 2023	December 31, 2022
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$15	$13
Accounts payable	214	356
Customer deposits and deferred revenues	229	239
Accrued taxes	33	35
Accrued compensation	44	84
Short-term operating lease liabilities	133	133
Other current liabilities	285	335
Total current liabilities	953	1,195

Deferred liabilities and credits
Deferred income tax liability, net	715	708
Long-term operating lease liabilities	836	843
Other deferred liabilities and credits	601	604

Long-term debt, net	3,297	3,187

Noncontrolling interests with redemption features	12	12

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,704	1,703
Treasury shares	(96)	(98)
Retained earnings	2,872	2,861
Total UScellular shareholders’ equity	4,568	4,554

Noncontrolling interests	15	16

Total equity	4,583	4,570

Total liabilities and equity	$10,997	$11,119

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended March 31,
	2023	2022
(Dollars in millions)
Cash flows from operating activities (GAAP)	$41	$311
Cash paid for additions to property, plant and equipment	(196)	(150)
Cash paid for software license agreements	(7)	(2)
Free cash flow (Non-GAAP)[1]	$(162)	$159
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.